UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2024

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Agreements with Chief Financial Officer and Chief Legal Officer

On August 19, 2024, Canopy Growth Corporation USA, LLC, a wholly owned subsidiary of Canopy Growth Corporation (the “Company”), entered into a retention agreement with Judy Hong, the Company’s Chief Financial Officer (the “Hong Retention Agreement”), and the Company entered into a retention agreement with Christelle Gedeon, the Company’s Chief Legal Officer (the “Gedeon Retention Agreement” and, collectively with the Hong Retention Agreement, the “Retention Agreements”). Pursuant to the terms of the Retention Agreements, each of Ms. Hong and Ms. Gedeon will be eligible to receive a retention bonus in the amount of U.S. $150,000, provided that she remains employed with the Company through October 1, 2025 (the “End Date”).

Under the terms of the Retention Agreements, neither Ms. Hong nor Ms. Gedeon will be entitled to the retention bonus in the event she resigns or is terminated for just cause before the End Date. However, in the event Ms. Hong’s or Ms. Gedeon’s employment is terminated without cause prior to the End Date, she will be paid her retention bonus in addition to any termination entitlement she would otherwise be entitled to under her employment agreement.

The foregoing description of the Hong Retention Agreement and the Gedeon Retention Agreement is qualified in its entirety by reference to the full text of the Hong Retention Agreement and the Gedeon Retention Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Retention Agreement, by and between the Canopy Growth Corporation USA, LLC and Judy Hong, effective as of August 19, 2024

10.2	Retention Agreement, by and between the Canopy Growth Corporation and Christelle Gedeon, effective as of August 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Judy Hong
Judy Hong Chief Financial Officer

Date: August 23, 2024

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